Consolidated Statements of Operations and Comprehensive Income (Loss) - USD ($)	9 Months Ended	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2020
Revenue:
Service revenue, non-related party	$ 0	$ 3,440,312
Service revenue, related party	0	2,831,252
Total Revenue:	0	6,271,564
Cost of Revenue	0	(615,595)
Gross Profit		5,655,969
Operating Expenses:
General and Administrative	(417,407)	(1,901,336)
Operations Profit/ (Loss)	(417,407)	3,754,633
Other income	0	82,960
Net Income/ (Loss) before income tax	(417,407)	3,837,593
Income tax expense	0	(1,162,556)
Net Income/ (loss)	(417,407)	2,675,037
Other Comprehensive Income
Foreign currency translation adjustment	0	578,735
Comprehensive Income (Loss)	$ (417,407)	$ 3,253,772
Net income (loss) per share - basic and diluted	$ (0.00)	$ 0.01
Weighted average number of shares outstanding*; Basic and Diluted	300,222,000	304,166,073